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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2003


                          INTERLOTT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     001-12986                31-1297916
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

                     7697 Innovation Way, Mason, Ohio 45040
          (Address of principal executive offices, including zip code)

                                 (513) 701-7000
              (Registrant's telephone number, including area code)



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Items 1, 2, 3, 4, 5, 6, 7, 8, 10 and 11 are not applicable and are omitted from this Report.


Item 9. Regulation FD Disclosure (provides information requested under Item 12. Results of Operations and Financial Condition).

In accordance with the March 27, 2003 filing guidance of the Securities and Exchange Commission, the following information and exhibit called for by Item 12 of Form 8-K are furnished to the Commission under Item 9.

On May 9, 2003, Interlott Technologies, Inc. issued a press release to report first quarter 2003 results and related matters. The text of the press release is included as Exhibit 99.1 to this Form 8-K.








                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Interlott Technologies, Inc.


                                            /s/ Dennis W. Blazer
                                            ------------------------------------
                                            Dennis W. Blazer
                                            Chief Financial Officer

Date: May 9, 2003